UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-40023	94-1620407
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(415) 919-4040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2026, the Board of Directors (the “Board”) of GT Biopharma, Inc., a Delaware corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws, effective June 8, 2026, to reduce the number of shares that are required to be present in person or by proxy at a meeting of the Company’s stockholders (a “Meeting”) for purposes of establishing a quorum. Prior to the Amendment, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote was required to establish a quorum for the transaction of business at a Meeting. As approved in the Amendment, the presence, in person or by proxy duly authorized, of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote will constitute a quorum for the transaction of business at a Meeting.

The Board adopted the Amendment to be better able to obtain a quorum and conduct business at a Meeting. The Board based its decision on the increasing prevalence of brokerage firms opting to forgo discretionary or proportionate voting of the shares held by them in street name, which is making it increasingly difficult for companies to obtain a quorum of the majority. The change to the quorum requirement was made to improve the Company’s ability to hold Meetings when called.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, which is attached to this Form 8-K as Exhibit 3.1, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of GT Biopharma, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: June 12, 2026	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer